SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                        Date of Report April 19, 2001
                        --------------------------------
                        (Date of earliest event reported)

                          Commission File No. 33-95538
                                              --------

                         SALTON SEA FUNDING CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                   47-0790493
                                   ----------
                        (IRS Employer Identification No.)

                                    (State or other                  (I.R.S.
                                    jurisdiction of                 Employer
(Exact name of Registrants          incorporation or             Identification
as specified in their charters)       organization)                   No.)
-------------------------------    ------------------            --------------

Salton Sea Brine Processing L.P.       California                 33-0601721
Salton Sea Power Generation L.P.       California                 33-0567411
Fish Lake Power LLC                    Delaware                   33-0453364
Vulcan Power Company                   Nevada                     95-3992087
CalEnergy Operating Corporation        Delaware                   33-0268085
Salton Sea Royalty LLC                 Delaware                   47-0790492
VPC Geothermal LLC                     Delaware                   91-1244270
San Felipe Energy Company              California                 33-0315787
Conejo Energy Company                  California                 33-0268500
Niguel Energy Company                  California                 33-0268502
Vulcan/BN Geothermal Power Company     Nevada                     33-3992087
Leathers, L.P.                         California                 33-0305342
Del Ranch, L.P.                        California                 33-0278290
Elmore, L.P.                           California                 33-0278294
Salton Sea Power LLC                   Delaware                   47-0810713
CalEnergy Minerals LLC                 Delaware                   47-0810718
CE Turbo LLC                           Delaware                   47-0812159
CE Salton Sea Inc.                     Delaware                   47-0810711
Salton Sea Minerals Corp.              Delaware                   47-0811261

302 S. 36th Street, Suite 400-A, Omaha, NE  68131
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(Address of principal executive offices and
 Zip Code of Salton Sea Funding Corporation)

Salton Sea Funding Corporation's
Telephone Number, including area code:  (402) 341-4500
                                         -------------

                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         Salton Sea Funding Corporation ("Funding Corporation") reports today that it has terminated the consent solicitation with respect to its 7.37% Senior Secured Series B Bonds due May 30, 2005, 7.84% Senior Secured Series C Bonds due May 30, 2010, 8.30% Senior Secured Series E Bonds due May 30, 2011 and 7.475% Senior Secured Series F Bonds due November 30, 2018. The primary purpose of the consent solicitation was to approve certain proposed amendments to the Trust Indenture and related documents under which the above listed Bonds were issued which would have enabled Funding Corporation to issue up to $15 million of its proposed 7.0% Senior Secured Series G Notes due May 30, 2004 to its indirect owners (the "Sponsors"). The proceeds of such Series G Notes would have been used to pay future third-party operating and maintenance costs of the geothermal power generation facilities owned by the Sponsors as a result of the failure of Southern California Edison Company to pay for power delivered by the Registrants in recent months pursuant to long-term power sales contracts as previously reported.

         In accordance with the terms of the consent solicitation statement, since the requisite consents to approve the proposed amendments were not received, the consent solicitation is terminated and the proposed amendments will not be adopted.

         Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Registrants to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements including expectations regarding the future results of operations of Registrants. In connection with the safe harbor provisions of the Reform Act, the Registrants have identified important factors that could cause actual results to differ materially from such expectations, including development and construction uncertainty, operating uncertainty, acquisition uncertainty, uncertainties relating to geothermal resources, uncertainties relating to economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrants' SEC Filings, incorporated herein by reference, for a description of such factors. The Registrants assume no responsibility to update forward-looking information contained herein.

Item 7.  Financial Statements and Exhibits

None

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  SALTON SEA FUNDING CORPORATION


Date:  April 19, 2001                             By:    /s/  Paul J. Leighton
                                                         -----------------------
                                                         Paul J. Leighton
                                                         Secretary